                                   Lincoln Benefit Life Company
  2940 South 84th Street
                                                                                                                   Lincoln, Nebraska  68506

VIA EDGAR TRANSMISSION

March 17, 2015

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

RE:   Lincoln Benefit Life Variable Annuity Account ("Registrant")
      File No. 811-07924

Members of the Commission:

On behalf of Lincoln Benefit Life Company and Lincoln Benefit Life Variable Annuity Account, we hereby submit, pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (“1940 Act”), that the annual reports for the following underlying funds for the period ended December 31, 2014, have been submitted to contract owners.

Fund Company	1940 Act Registration No.
The Alger Portfolios	811-05550
Deutsche Investments VIT Funds	811-07507
Deutsche Variable Series I	811-04257
Deutsche Variable Series II	811-05002
Federated Insurance Series	811-08042
Variable Insurance Products Fund	811-03329
Variable Insurance Products Fund II	811-05511
Goldman Sachs Variable Insurance Trust	811-08361
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
Janus Aspen Series	811-07736
JPMorgan Insurance Trust	811-07874
Lazard Retirement Series, Inc.	811-08071
Legg Mason Partners Variable Equity Trust	811-21128
Legg Mason Partners Variable Income Trust	811-06310
MFS Variable Insurance Trust	811-08326
Oppenheimer Variable Account Funds	811-04108
Panorama Series Fund	811-03255
PIMCO Variable Insurance Trust	811-08399
Putnam Variable Trust	811-05346
Rydex Variable Trust	811-08821
T. Rowe Price Equity Series, Inc.	811-07143
T. Rowe Price International Series, Inc.	811-07145
The Universal Institutional Funds, Inc.	811-07607
Van Eck VIP Trust	811-05083
Wells Fargo Variable Trust	811-09255

Some of the funds included in each Fund Company’s annual report filings may not be available under every contract offered by the Registrant.  We understand that the funds have filed or will file these reports with the Commission.

You may direct any questions regarding this filing to the undersigned at (203) 703-8619.

Very truly yours,

/s/Robyn Wyatt
Robyn Wyatt
Chief Financial Officer, Treasurer
and Executive Vice President